GoodHaven Fund
Schedule of Investments
as of February 29, 2024 (Unaudited)

COMMON STOCKS - 68.1%	Shares	Value
Banks-Diversified - 6.2%
Bank of America Corp.	359,500	$12,409,940
JPMorgan Chase & Co.	8,000	1,488,480
Peapack-Gladstone Financial Corp.	66,211	1,604,293
		15,502,713

Capital Markets - 6.1%
Jefferies Financial Group, Inc.	242,512	10,141,852
The Goldman Sachs Group, Inc.	13,600	5,291,080
		15,432,932

Diversified Holding Companies - 12.0%
Berkshire Hathaway, Inc. - Class B(a)	73,800	30,213,719

General Building Materials - 7.7%
Builders FirstSource, Inc.(a)	99,400	19,400,892

Government Agency - 0.1%
Federal National Mortgage Association(a)	200,000	254,000

Home Builder - 3.6%
Lennar Corp. - Class B	62,036	9,142,245

Industrial Conglomerate - 3.8%
EXOR NV	88,062	9,498,711

Insurance - 0.0%(b)
Brookfield Reinsurance Ltd.(a)	252	10,357

Interactive Media & Services - 5.9%
Alphabet, Inc. - Class C(a)	106,200	14,844,636

Investment Management - 5.6%
Brookfield Asset Management Ltd. - Class A	9,201	374,941
Brookfield Corp.	154,548	6,378,196
KKR & Co., Inc.	75,000	7,369,500
		14,122,637

Machinery, Equipment, and Supplies Merchant Wholesalers - 0.8%
Global Industrial Co.	47,805	2,096,249

Mortgage Banking - 0.5%
Guild Holdings Co. - Class A	85,011	1,168,051

Oil & Gas Equipment & Services - 2.6%
TerraVest Industries, Inc.	158,300	6,501,597

Oil & Gas Exploration & Production - 6.2%
Devon Energy Corp.	199,161	8,775,034
Vitesse Energy, Inc.	295,892	6,725,625
		15,500,659

Oil & Gas Infrastructure - 1.0%
Hess Midstream LP - Class A	75,667	2,579,488

Property/Casualty Insurance - 2.6%
The Progressive Corp.	35,000	6,634,600

Real Estate - 1.1%
Camden Property Trust	29,500	2,787,160

Specialty Retail - 2.3%
Academy Sports & Outdoors, Inc.	52,000	3,885,440
Arhaus, Inc.(a)	143,000	1,890,460
		5,775,900
TOTAL COMMON STOCKS (Cost $81,738,139)		171,466,546

WARRANTS - 1.5%	Contracts	Value
Oil & Gas Exploration & Production - 1.5%
Occidental Petroleum Corp., Expires August 03, 2027, Exercise Price $22.00(a)	98,522	3,802,949
TOTAL WARRANTS (Cost $3,833,521)		3,802,949

PREFERRED STOCKS - 0.5%	Shares	Value
Government Agency - 0.5%
Federal National Mortgage Association	–	$–
Series E, 5.10%, Perpetual	7,750	59,830
Series N, 5.50%, Perpetual	31,037	172,255
Series R, 7.63%, Perpetual	69,980	206,441
Series T, 8.25%, Perpetual	216,881	748,240
		1,186,766
TOTAL PREFERRED STOCKS (Cost $929,908)		1,186,766

CORPORATE BONDS - 0.2%	Par	Value
Telecommunications - 0.2%
Ligado Networks LLC, 15.50%, 11/01/2023(c)(d)	3,000,000	545,670
TOTAL CORPORATE BONDS (Cost $1,005,000)		545,670

SHORT-TERM INVESTMENTS - 27.2%
U.S. Treasury Bills - 27.2%	Par
5.42%, 03/07/2024(e)	11,000,000	10,990,370
5.33%, 03/14/2024(e)	4,000,000	3,992,390
5.27%, 04/11/2024(e)	19,000,000	18,885,779
5.27%, 05/02/2024(e)	4,000,000	3,963,730
5.21%, 05/23/2024(e)	12,000,000	11,855,165
5.25%, 06/04/2024(e)	5,000,000	4,930,498
5.13%, 07/05/2024(e)	5,000,000	4,909,753
5.16%, 07/18/2024(e)	9,000,000	8,821,767
		68,349,452
TOTAL SHORT-TERM INVESTMENTS (Cost $68,362,458)		68,349,452

TOTAL INVESTMENTS - 97.5% (Cost $155,869,026)		$245,351,383
Money Market Deposit Account - 2.4%(f)		6,087,450
Other Assets in Excess of Liabilities - 0.1%		213,640
TOTAL NET ASSETS - 100.0%		$251,652,473
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)	Issuer is currently in forbearance.
(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of February 29, 2024, the value of these securities total $545,670 or 0.2% of the Fund’s net assets.

(e)	The rate shown is the effective yield.
(f)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of February 29, 2024 was 5.20%.

GoodHaven Fund
Summary of Fair Value Exposure at February 29, 2024 (Unaudited)

The GoodHaven Fund (the "Fund") utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of February 29, 2024. See the Schedule of Investments for industry breakouts.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$171,466,546	$–	$–	$171,466,546
Warrants	3,802,949	–	–	3,802,949
Preferred Stocks	954,681	232,085	–	1,186,766
Corporate Bonds	–	545,670	–	545,670
Short-Term Investments	–	68,349,452	–	68,349,452
Total Investments	$176,224,176	$69,127,207	$–	$245,351,383

Refer to the Schedule of Investments for industry classifications.